Subsequent Events	6 Months Ended
Jun. 30, 2012
Subsequent Events [Abstract]
Subsequent Events
Note 6 - Subsequent events

On August 8, 2012, the Company's Board of Directors declared a cash dividend in the amount of $0.1 per ordinary share, and in the aggregate amount of approximately $1.7 million. The dividend will be payable on September 5, 2012 to all of the Company's shareholders of record at the end of the trading day on the NASDAQ on August 20, 2012.